CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lake Victoria Mining Company, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ming Zhu., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 27, 2013	By: /s/ Ming Zhu
Ming Zhu
Chief Financial Officer
(Principal Financial Officer and Principal
Accounting Officer)